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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                                  JUNE 1, 2005
                Date of Report (Date of earliest event reported)

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                           CHANTICLEER HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                     0-29507
                            (Commission File Number)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                   20-2932652
                      (IRS Employer Identification Number)

                  6836 MORRISON BLVD. SUITE 200
                    CHARLOTTE, NORTH CAROLINA             28211
           (Address of principal executive offices)    (ZIP Code)

                             MICHAEL D. PRUITT, CEO
                           CHANTICLEER HOLDINGS, INC.
                          6836 MORRISON BLVD, SUITE 200
                               CHARLOTTE, NC 28211
                     (Name and address of agent for service)

                                  704-366-5054
          (Telephone number, including area code of agent for service)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                    COPY TO:
                                  James Reskin
                               Reskin & Associates
                            520 South Fourth Street,
                            Louisville, KY 40202-2577

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS. On June 1, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, Ross Silvey, the Chief Executive Officer, President, Secretary, Treasurer, and Director, submitted his resignation as Chief Executive Officer, President, Secretary, Treasurer and Director for personal reasons. There was no dispute or disagreement with the Company or its Board of Directors. The Board of Directors accepted his resignation and, pursuant to authority, appointed Michael D. Pruitt to serve as Chief Executive Officer, President, Secretary and Treasurer. Mr. Pruitt was elected as Chief Executive Officer, President, Secretary and Treasurer and Mr. Pruitt has accepted all appointments. His biographical information is:

         A long-time entrepreneur with a proven track record, he possesses the expertise to evaluate potential investments, form key relationships and recognize a strong management team. Mr. Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments. The business succeeded immediately, and in order to grow Avenel Financial Group to its full potential and better represent the company's ongoing business model, he formed Avenel Ventures, an innovative technology investment and business development company. In the late 1980s, Mr. Pruitt owned Southern Cartridge, Inc., which he eventually sold to MicroMagnetic, Inc., where he continued working as Executive Vice President and a Board member until the company was sold to Carolina Ribbon in 1992. From 1992 to 1996, Mr. Pruitt worked in a trucking firm where he was instrumental in increasing revenues from $6 million to $30 million. The firm was sold in 1996 to Priority Freight Systems. Between 1997 and 2000, Mr. Pruitt assisted several public and private companies in raising capital, recruiting management and preparing companies to go public or be sold. He received a Bachelor of Arts degree from Coastal Carolina University in Conway, South Carolina, where he sits on the Board of Visitors of the Wall School of Business. Mr. Pruitt is currently the Vice-Chairman of RCG Companies Incorporated. Mr. Pruitt is also currently a director of Chanticleer Holdings, Inc.

On June 1, 2005, at a Meeting of the Board of Directors, pursuant to authority under Section 4 of the bylaws of the Company, the Board of Directors elected Brian Corbman to fill a vacancy on the Board. Mr. Corbman was elected as a director and Mr. Corbman has accepted this appointment. His biographical information is:

         Brian Corbman is the managing director of Ardent Advisors, a consulting company he co-founded in 2003, that specializes in business strategy and corporate advisory services for emerging growth companies. Brian is in the process of becoming an Office of Supervisory Jurisdiction under the Westor Capital broker dealer umbrella and services buy-side institutional investors via equity research, institutional trading execution, and investment banking activities. Previously, was an institutional salesman at Fulcrum Global Partners and Banc of America Securities. Prior to that, Brian gained valuable corporate experience working for GSI Commerce (GSIC), a publicly traded company where he was the sole corporate development analyst. A Magna Cum Laude graduate of George Washington University in Washington, DC, he holds a Bachelor's degree in Business Administration. Brian has also attained the NASD general securities principal Series 24, Series 7 and Series 63 licenses.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of Business Acquired

       None.

   (b) Pro Forma Financial Statements

       None

   (c) Exhibits

       None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacity thereunto duly authorized, in Charlotte, North Carolina on the 1st day of June 2005.

                                  Chanticleer Holdings, Inc.


                                  By: /s/ Michael D. Pruitt
                                      ------------------------------------------
                                      Michael D. Pruitt, Chief Executive Officer


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                                  EXHIBIT INDEX

         EXHIBITS

          None.